Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 4

Dated as of September 17, 2020

to

$1,800,000,000 AMENDED AND RESTATED REVOLVING LOAN

AND LETTER OF CREDIT FACILITY AGREEMENT

Dated as of February 25, 2016

THIS AMENDMENT NO. 4 (this “Amendment”) is made as of September 17, 2020 by and among Fluor Corporation, a Delaware corporation (the “Company”), Fluor B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands having its corporate seat (statutaire zetel) in Haarlem, the Netherlands and registered with the Dutch Chamber of Commerce under number 34023348 (the “Dutch Borrower” and, together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and BNP Paribas, as Administrative Agent (the “Administrative Agent”), under that certain $1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement, dated as of February 25, 2016, by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.            Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)            Section 5.01(b) of the Credit Agreement is hereby restated in its entirety as follows:

“(b)     Quarterly Financial Statements. As soon as available and in any event within fifty-five (55) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of earnings and cash flow for such quarter and for the portion of the Company’s fiscal year ended at the end of such quarter, as set forth in the Company’s quarterly report for the fiscal quarter then ended as filed with the SEC on Form 10-Q, all certified by the chief financial officer or the chief accounting officer of the Company that they are (i) complete and fairly present the financial condition of the Company and its Consolidated Subsidiaries as at the dates indicated and the results of their operations and changes in their cash flow for the periods indicated; (ii) disclose all liabilities of the Company and its Consolidated Subsidiaries that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and (iii) have been prepared in accordance with GAAP (subject to normal year-end adjustments) (provided that solely with respect to the Company’s (x) fiscal quarter ending on or about March 31, 2020 (the “Q1 10Q”), (y) fiscal quarter ending on or about June 30, 2020 (the “Q2 10Q”) and (z) fiscal quarter ending on or about September 30, 2020 (the “Q3 10Q”), in each case, it is understood and agreed that such financial statements and certificate required to be delivered pursuant to this Section 5.01(b) shall instead be required to be delivered by the Company on or prior to October 31, 2020 as it relates to the Q1 10Q, November 30, 2020 as it relates to the Q2 10Q and December 31, 2020 as it relates to the Q3 10Q);”

2.            Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) for the account of each Lender that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to the amount previously disclosed to the Lenders and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

3.            Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)            This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower and are enforceable in accordance with their terms.

(b)            As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing, (ii) all representations and warranties of the Company contained in Article IV of the Credit Agreement (other than the representation and warranty of the Company contained in Section 4.04(b) of the Credit Agreement) are and shall be true (except that for purposes of this Section 3(b), the representations and warranties contained in Section 4.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 5.01(a) of the Credit Agreement); provided that the representations and warranties in Section 4.04(a) and Section 4.11 of the Credit Agreement are subject to and limited by the Company’s statements (x) contained in their Form 12b-25 filed on March 3, 2020, May 12, 2020 and August 11, 2020 and (y) contained solely under the heading “SEC Investigation and Form 10-K filing” in their Form 8-K filed on February 18, 2020, and (iii) no default or event of default under any project engineering, procurement, construction, maintenance and related activities and/or contracts of the Company or any of its Subsidiaries shall have occurred and be continuing which could reasonably be expected to materially and adversely affect the ability of any Borrower to perform its obligations under the Loan Documents.

4.            Reference to and Effect on the Credit Agreement.

(a)            Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

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(b)            Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)            The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)            This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5.            Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.            Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.            Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

FLUOR CORPORATION,
as the Company

By:	/s/ James M. Lucas
Name:	James M. Lucas
Title:	Senior Vice President & Treasurer

FLUOR B.V.,
as the Dutch Borrower

By:	/s/ M.J.H. Kuitems
Name:	M.J.H. Kuitems
Title:	Full Proxy Holder

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

BNP PARIBAS,
as Administrative Agent, an Issuing Lender and individually as a Lender

By:	/s/ Pierre-Nicholas Rogers
Name:	Pierre-Nicholas Rogers
Title:	Managing Director

By:	/s/ Joseph Mack
Name:	Joseph Mack
Title:	Vice President

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Thor O’Connell
Name:	Thor O’Connell
Title:	Vice President

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

MUFG BANK, LTD. (formerly known as “THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.”), as an issuing Lender and individually as a Lender

By:	/s/ Samantha Schumacher
Name:	Samantha Schumacher
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

CITIBANK, N.A.,
as a Lender

By:	/s/ Millie Schild
Name:	Millie Schild
Title:	Vice President

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Frans Brantiotis
Name:	Frans Brantiotis
Title:	Managing Director

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK,
as a Lender

By:	/s/ Andrew Sidford
Name:	Andrew Sidford
Title:	Managing Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

ING BANK N.V., DUBLIN BRANCH,
as a Lender

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director

By:	/s/ Pádraig Matthews
Name:	Pádraig Matthews
Title:	Director

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

LLOYDS BANK CORPORATE MARKETS PLC,
as a Lender

By:	/s/ Tina Wong
Name:	Tina Wong
Title:	Assistant Vice President

By:	/s/ Kamala Basdeo
Name:	Kamala Basdeo
Title:	Assistant Vice President

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

STANDARD CHARTERED BANK,
as a Lender

By:	/s/ James Beck
Name:	James Beck
Title:	Associate Director

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Managing Director

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Greg Strauss
Name:	Greg Strauss
Title:	Managing Director

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Patricia Oreta
Name:	Patricia Oreta
Title:	Director

Executed in New York

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick D. Mueller
Name:	Patrick D. Mueller
Title:	Managing Director

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James Austin
Name:	James Austin
Title:	Sr. Vice President

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Mahesh Mohan
Name:	Mahesh Mohan
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

INTESA SANPAOLO S.P.A.,
as a Lender

By:	/s/ Javier Richard Cook
Name:	Javier Richard Cook
Title:	Managing Director

By:	/s/ Jennifer Feldman Facciola
Name:	Jennifer Feldman Facciola
Title:	Director

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation

WESTPAC BANKING CORPORATION,
as a Lender

By:	/s/ Richard Yarnold
Name:	Richard Yarnold
Title:	Director

Signature Page to Amendment No. 4 to

$1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement

dated as of February 25, 2016

Fluor Corporation